UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 17, 2002

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

          DELAWARE                      000-29598               36-3252484
 (State or other jurisdiction    (Commission file number)   (I.R.S. employer
      of incorporation)                                    identification no.)

         501 W. NORTH AVENUE                                     60160
        MELROSE PARK, ILLINOIS                                (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         (a) On January 17, 2002, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended December 31, 2001. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1      Press Release dated January 17, 2002.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST BANC HOLDINGS, INC.

Date:  January 17, 2002                 By: /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1        Press Release dated January 17, 2002


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